Supplement dated December 1, 2010 to the Prospectus
of the Madison Mosaic Equity Trust dated May 1, 2010

This Supplement dated December 1, 2010 amends the Prospectus of the Madison Mosaic Equity Trust for the Mosaic Investors Fund, Mid-Cap Fund, Small/Mid-Cap Fund, Disciplined Equity and Balanced Fund dated May 1, 2010 as supplemented November 30, 2010. Please keep this Supplement with your records.

Compensation

Page 20 –Under the sub-heading “Other Expenses”

•	The last sentence of the first bullet paragraph is deleted and replaced with:

However, the Independent Expenses paid affects the amounts paid to Madison to provide all remaining services and for paying all other fees and expenses under its services agreement with the funds.

•	The italicized preface at the beginning of the second bullet paragraph is deleted.

•	The third bullet paragraph is deleted in its entirety.

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Please keep this Supplement with your records.